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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            (Date of report)                       AUGUST 2, 2006
            (Date of earliest event reported)      AUGUST 2, 2006

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)

            TEXAS                       333-88577                74-2684967
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                       13710 FNB PARKWAY, OMAHA, NEBRASKA
                    (Address of principal executive offices)

                                   68154-5200
                                   (Zip code)

                                 (402) 492-7300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Summarized operating and financial information of Northern Border Pipeline Company for the three and six months ended June 30, 2006 and 2005 and as at June 30, 2006 and December 31, 2005 is as follows:

                                                                Three months ended             Six months ended
                                                                     June 30                       June 30
(unaudited)                                                     2006           2005           2006           2005
-----------------------------------------------------------   -------        -------        -------        -------
OPERATING RESULTS
Gas delivered (million cubic feet)                            180,287        183,973        390,998        399,964
Average throughput (million cubic feet per day)                 2,024          2,076          2,213          2,277

FINANCIAL RESULTS (millions of U.S. dollars)
Operating revenue                                                71.5           69.8          151.3          152.6
Operating expenses
  Operations and maintenance                                     12.7            9.2           22.1           18.8
  Depreciation and amortization                                  14.8           14.3           29.4           28.7
  Taxes other than income                                         8.0            7.5           16.1           15.3
                                                              -------        -------        -------        -------
Total operating expenses                                         35.5           31.0           67.6           62.8
                                                              -------        -------        -------        -------
Operating income                                                 36.0           38.8           83.7           89.8
Interest expense, net                                           (10.9)         (10.6)         (21.6)         (21.2)
Other income                                                      0.3            0.6            0.7            0.8
                                                              -------        -------        -------        -------
Net income                                                       25.4           28.8           62.8           69.4
                                                              =======        =======        =======        =======

CAPITAL EXPENDITURES (millions of U.S. dollars)
Maintenance                                                       3.8            3.7            7.1            8.1
Growth                                                            3.1            1.7            9.7            2.0

                                                                                           June 30,      December 31,
                                                                                             2006           2005
SUMMARY BALANCE SHEET DATA (millions of U.S. dollars)                                     (Unaudited)
-----------------------------------------------------------                               -----------    ------------
Total assets                                                                                1,568.0        1,604.7
                                                                                            =======        =======

Other current liabilities and reserves and deferred credits                                    54.3           60.8
Long-term debt (including current maturities)                                                 620.0          628.9
Partners' capital                                                                             892.2          912.7
Accumulated other comprehensive income                                                          1.5            2.3
                                                                                            -------        -------
Total liabilities and partners' equity                                                      1,568.0        1,604.7
                                                                                            =======        =======

o Revenues were $71.5 million, up $1.7 million compared to second quarter 2005. Increased revenues were primarily due to contracts related to the Chicago III expansion project, which went into service in April 2006 as planned. These increased revenues were partially offset by decreased demand for other transportation services.

o Our net income for the quarter was $25.4 million, a decrease of $3.4 million when compared to second quarter 2005. The primary reason for this was higher operations and maintenance expenses which were $3.5 million higher in the second quarter when compared to second quarter of 2005.


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o    This quarter the weighted average system rate remained substantially the same as second quarter 2005 and the percent contracted on the pipeline was 87%, a 2 percent rise on the same period last year.

Item 7.01     Regulation FD Disclosure.

At June 30, 2006, 84 percent of Northern Border Pipelines capacity was contracted on a firm basis through December 31, 2006.

In accordance with General Instruction B.2. of Form 8-K, the information in this report is being furnished and is not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report will not be incorporated by reference into any filing made by Northern Border Pipeline Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Northern Border Pipeline Company
                                       By: ONEOK Partners GP, L.L.C., Operator

Date: August 2, 2006                   By: /s/ William R. Cordes
                                           -------------------------------------
                                           William R. Cordes
                                           President -- Northern Border Pipeline


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